UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 28, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of May 1, 2004, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-11XS)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2004-11XS, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued approximately $425,573,000 in aggregate principal amount of Class 1-A1A, Class 1-A1B, Class 1-A1C, Class 1-A2, Class 1-A3A, Class 1-A3B, Class 1-A4A, Class 1-A4B, Class 1-A5A, Class 1-A5B, Class 1-A6, Class 2-A1, Class 2-A2, Class 1-M1, Class 1-M2, Class 2-M1, Class 2-M2 and Class M3 Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-11XS on May 28, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 25, 2004, as supplemented by the Prospectus Supplement dated May 27, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Offered Certificates and the Other Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2004, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as trustee and Aurora Loan Services Inc., as master servicer.  The “Offered Certificates” consist of the following classes: Class 1-A1A, Class 1-A1B, Class 1-A1C, Class 1-A2, Class 1-A3A, Class 1-A3B, Class 1-A4A, Class 1-A4B, Class 1-A5A, Class 1-A5B, Class 1-A6, Class 2-A1, Class 2-A2, Class 1-M1, Class 1-M2, Class 2-M1, Class 2-M2 and Class M3.  The Certificates and the “Other Certificates” (consisting of the Class P, Class X and Class R Certificates), evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of two pools of certain conventional, first lien, fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $426,853,331 as of May 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of May 1, 2004, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of May 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of May 1, 2004, among Aurora Loan Services Inc., as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3

Reconstituted Servicing Agreement dated as of May 1, 2004, among GreenPoint Mortgage Funding Inc., as Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.4

MBIA Insurance Corporation Certificate Guaranty Insurance Policy No. 44201 in the amounts of $15,500,000, $16,263,000 and $31,222,000 for each of the Class 1-A3A, Class 1-A5B and Class 1-A6 Certificates, respectively.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Daniel E. Israeli

       Name: Daniel E. Israeli

       Title:   Vice President

Dated:  May 28, 2004

EXHIBIT INDEX

    Exhibit No.

Description

4.1

Trust Agreement dated as of May 1, 2004, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of May 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of May 1, 2004, among Aurora Loan Services Inc., as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3

Reconstituted Servicing Agreement dated as of May 1, 2004, among GreenPoint Mortgage Funding, Inc., as Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.4

MBIA Insurance Corporation Certificate Guaranty Insurance Policy No. 44201 in the amounts of $15,500,000, $16,263,000 and $31,222,000 for each of the Class 1-A3A, Class 1-A5B and Class 1-A6 Certificates, respectively.